UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                                PBS Holding, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, schedule or registration statement no.:

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      (3)   Filing party:

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      (4)   Date filed:

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

                                                               PBS Holding, Inc.
                                                            433 Kitty Hawk Drive
                                                                       Suite 226
                                                     Universal City, Texas 74148
                                                                October 17, 2005

                        NOTICE OF MEETING OF SHAREHOLDERS

Dear Stockholder:

      We cordially invite you to attend the annual meeting of stockholders of PBS Holding, Inc f/k/a Primary Business Systems, Inc (the "Company"). The annual meeting will be held at the Venetian Resort Hotel & Casino, 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 on November 7, 2005 at 11 a.m. Las Vegas time. The agenda for the meeting is as follows:

      1. To elect three (3) directors to our Board of Directors to hold office until the next annual meeting of shareholders.

      2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on October 14, 2005 as the record date for the meeting and only holders of shares of record at that time are entitled to notice of and vote at the meeting or any adjournment of the meeting.

      You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

                                              By Order of the Board of Directors

                                              /s/ Amanda Sinclair

                                              Amanda Sinclair,
                                              Secretary
Dated: October 17, 2005

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                PBS HOLDING, INC
                     (f/k/a Primary Business Systems, Inc.)
                          433 Kitty Hawk Dr., Suite 226
                           Universal City, Texas 78148

                        PROXY STATEMENT FOR THE COMPANY'S
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 7, 2005


QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

      This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place at the Venetian Resort Hotel & Casino, 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 on November 7, 2005 at 11 a.m. Las Vegas time. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about October 17, 2005 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to PBS Holding, Inc., as the "Company", "we", "us" or "our."

Who can vote at the annual meeting of stockholders?

      Stockholders who owned shares of common stock on October 14, 2005 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 10,784,753 shares of the Company's common stock outstanding on October 14, 2005. This figure reflects our recent stock split effected on September 29, 2005. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled "Voting Securities and Ownership of Certain Beneficial Owners and Management" on page eight (8) of this proxy statement.

What is the proxy card?

      The proxy card enables you to appoint Amanda Sinclair, Secretary of the Company, and/or Patrick Matthews, Chairman of the Company, as your representative(s) at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

      You are being asked to vote on the election of board of directors and we will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

      Our board of directors unanimously recommends that the shareholders vote "for" the nominees for director.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

      Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Stockholder of Record

      If on October 14, 2005 your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

      If on October 14, 2005, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

      (1) You may vote by mail.

      You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

            o     as you instruct, and

            o according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

      If you return a signed card, but do not provide voting instructions, your shares will be voted:

            o for the three (3) nominees to the board, all of whom are presently serving on the board;

            o according to the best judgment of Ms. Amanda Sinclair if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

      (2) You may vote in person at the annual meeting.

      We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

      You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

      You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

            o sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date,

            o signing another proxy card with a later date and returning it before the polls close at the annual meeting, or attending the annual meeting and voting in person.

      Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

      If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

      You may vote "for," "against," or "abstain" on the election of directors.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

      To hold the annual meeting and conduct business, a majority of the Company*s outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the annual meeting. This is called a quorum.

      Shares are counted as present at the annual meeting if the stockholder either:

            o     is present and votes in person at the annual meeting, or

            o     has properly submitted a proxy card.

How many votes are required to re-elect the nominated persons to the Board of Directors?

      The affirmative vote of a plurality of the votes cast as the meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

      An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I do not indicate how to vote my proxy?

      If you just sign your proxy card without providing further instructions, your shares will be counted as a "for" vote for adoption of the proposed employee stock option plan and "for" the nominees on the proxy card.

Is my vote kept confidential?

      Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

      We will announce preliminary voting results at the annual meeting and will also publish the final results in our quarterly report on Form l0-QSB for the fiscal quarter following the results of the voting on this matter. We will file that report with the SEC, and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system on the internet at www.sec.gov.

Who can help answer my questions?

      You can contact our corporate headquarters, at (210) 658-4675 or by sending to Amanda Sinclair at 433 Kitty Hawk Dr., Suite 226, Universal City, Texas 78148, any questions about proposals described in this proxy statement or how to execute your vote.

                                PBS HOLDINGS, INC
                          433 Kitty Hawk Dr., Suite 226
                           Universal City, Texas 78148

                                 PROXY STATEMENT
                                       FOR
                         Annual Meeting of Shareholders
                         To Be Held on November 7, 2005

                             SOLICITATION OF PROXIES

      This proxy statement and the accompanying form of proxy have been mailed on or about October17, 2005 to the Common Stock shareholders of record on October 14, 2005 (the "Record Date") of PBS HOLDING, INC., f/k/a Primary Business Systems, Inc (the "Company"), a Nevada corporation in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of shareholders to be held at the Venetian Resort Hotel & Casino, 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 on November 7, 2005 at 11 a.m. Las Vegas time, and at any adjournment thereof.

                         ACTION TO BE TAKEN UNDER PROXY

      Shares of the Company's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

      (i) FOR the election of the three persons named herein as nominees for directors of the Company, for a one-year term expiring at the 2006 annual meeting of stockholders (or until their successors are duly elected and qualified); and

      (ii) to transact such other business that may properly come before the meeting or any adjournment thereof, as determined by the Chairman of the Board of Directors.

It is expected that the only matters to be considered at the Annual Meeting is the election of Directors and any other matters that may properly come before the Annual Meeting.

                              REVOCABILITY OF PROXY

      Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.

                                     VOTING

      The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy will constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of such shares entitled to vote in the election. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

      The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of The Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

      The Annual Report on Form 10KSB for the fiscal year ended December 31, 2004,as amended, including financial statements, accompanies this proxy statement.

      The principal executive offices of the Company are located at 433 Kitty Hawk Dr., Suite 226, Universal City, Texas 78148. The Company's telephone number is (210) 658-4675.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The securities entitled to vote at the meeting are the Company's Common Stock, $.001 par value ("Common Stock"). The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on October 14, 2005 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 10, 784,753 shares of Common Stock were issued and outstanding. This figure reflects our recently completed reverse stock split effected on September 29, 2005. Voting of the shares of Common Stock is on a non-cumulative basis.

      The following table sets forth certain information as of October 14, 2005 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to be the beneficial owner of more than five percent (5%) of any class of The Company's voting securities; (ii) each Executive Officer and Director who owns Common Stock in the Company; and (iii) all Executive Officers and Directors as a group. As of October 14, 2005, there were 10,784,753 shares of Common Stock issued and outstanding.


                                  Name and Address of            Amount of and Nature of
Title of Class                    Beneficial Owner                Beneficial Ownership        Percentage of Class
-----------------------------------------------------------------------------------------------------------------
Common Stock                      Patrick D. Matthews(1)                9,084,800                       84%
$.001 Par Value
-----------------------------------------------------------------------------------------------------------------
Common Stock                      Amanda Sinclair                         802,231                      7.4%
$.001 Par Value
-----------------------------------------------------------------------------------------------------------------
All Officers & Directors as a Group                                     9,887,031                     91.4%
(2 in number)
-----------------------------------------------------------------------------------------------------------------

----------------------
(1) Includes 535,601 shares of Common Stock owned by Connie Matthews who is the spouse of Patrick Matthews. Mrs. Matthews served as a director of the Company until her resignation in September, 2005.

Principal Accountant Fees and Services

      The Company selected Matsen & Associates, Inc., Certified Public Accountants, as its independent accountants for the recent 2004 fiscal year. For the fiscal years ended December 31, 2004 and 2003, Matsen & Associates and Seller & Andersen, LLC respectively served as our independent accountants for those fiscal years. The audit services provided by Matsen & Associates, Inc., and Seller & Andersen, LLC, consist of examination of financial statements, services relative to filing s with the Securities and Exchange Commission, and consultation in regard to various accounting matters. The following table presents the total fees paid for professional audit and non-audit services rendered by our independent auditors for the audit of our annual financial statements for the years ended December 31, 2004 and December 31, 2003 and fees billed for other services rendered by our independent auditors during those periods.

                                      Fiscal Year Ended   Fiscal Year Ended
                                      December 31, 2004   December 31, 2003
                                      -----------------   -----------------
Audit Fees (1)                             $14,680             $14,680
Audit-Related Fees (2)                         N/A                 N/A
Tax Fees (3)                               $15,000             $15,000
All Other Fees (4)                             N/A                 N/A
Total                                      $29,680             $29,680

(1) Audit services consist of audit work performed in the preparation of financial statements for the fiscal year, review of the annual report on Form 10KSB and for the review of financial statements included in Quarterly Reports on Form 10-Q during the fiscal year, as well as work that generally only the independent auditor can reasonably be expected to provide, including consents for registration statement filings and responding to SEC comment letters on annual and quarterly filings.
(2) Audit-related services consist of assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, agreed upon procedures report and accounting and regulatory consultations.
(3) Tax services consist of all services performed by the independent auditor's tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
(4) Other services consist of those service not captured in the other categories.

      Our Board has determined that the services provided by our independent auditors and the fees paid to them for such services has not compromised the independence auditors. We do not have an Audit Committee of the Board. Because of our small size of operations and because we are not traded on an exchange or on the NASDAQ Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors' and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board.

      Consistent with SEC policies regarding auditor independence, the Board has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Board has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to engagement of the independent auditor for the next year's audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year for each of four categories of services described below to the Board for approval. In addition, management will also provide to the Board for its approval a fee proposal for the services proposed to be rendered by the independent auditor. Prior to the engagement of the independent auditor, the Board will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent auditor and the budget for all such services. The fees are budgeted and the Board requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service.

      During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Board requires separate pre-approval before engaging the independent auditor. To ensure prompt handling of unexpected matters, the Board may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Board at its next scheduled meeting. The four categories of services provided by the independent auditor are as defined in the footnotes to the fee table set forth above.

                             EXECUTIVE COMPENSATION

Executive Compensation

      The following table sets forth below the summary compensation paid or accrued by the Company during the fiscal years ended December 31, 2004, December 31, 2003, and December 31, 2002 for the Company's Chief Executive Officer:


                                                                                   Long Term Payouts
                            Annual compensation                         Awards                              Payouts
                                                                                          g
a                                                                        f                Securities                   i
Name and                                             e                   Restricted       underlying        h          All Other
principal           b       c          d             Other annual        Stock            options/          LTIP       Compen-
position            Year    Salary     Bonuses       Compensation        awards($)        SAR's #           Payout     sation
--------------------------------------------------------------------------------------------------------------------------------
Patrick             2004    84,450     0             0                    0               0                 0          0
Matthews CEO
--------------------------------------------------------------------------------------------------------------------------------
Patrick             2003    86,000     0             0                    0               0                 0          0
Matthews CEO
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mr. Matthews joined the Company in November 2002. Prior management including the former CEO prior to Mr. Matthews are no longer with the company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

There were no stock option grants to any executive officers granted during the year ended December 31, 2004.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

                                                        Number of Securities        Value of Unexercised In-
            Share                                       Underlying Unexercised      The-Money
            Acquired                                    Options/SARs at             Options/SARs At
            on                     Value                December 31, 2003           December 31, 2003
Name        Exercise               Realized             Exercisable/Unexercisable   Exercisable/Unexercisable
----------  ---------------------  -------------------  --------------------------  -------------------------
none        None                   None                 None                        None


Employment Agreements

All our employees are employed "at will" there are no formal employment agreements in place. We do not have a written employment agreement with our CEO, Rick Matthews. Mr. Matthews is entitled to receive a base salary of $120,000 per year, which he has not taken in order to because of the financial condition of the Company. We have not paid any bonuses to our executive officers, including Mr. Matthews, during the fiscal year ended December 31, 2004. No other person received compensation in excess of $100,000 during the most recent fiscal year end.

                                    PROPOSAL
                              ELECTION OF DIRECTORS

      The Company's Amended and Restated By-laws provide that directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders. The By-laws of the Company provide that the authorized number of directors shall be no less than one (1) or more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within these limits. The current Board is comprised of two persons. We are expanding it to three persons, assuming the three nominees are elected

      The persons nominated for election to the Company's Board of Directors at the Annual Meeting are Patrick D. Matthews and Amanda Sinclair and Michael Ellis. Mr. Matthews and Ms. Sinclair currently serve on the Board of Directors.

      The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. Family relationships exist between the directors or nominee for election as a Director.

      The following table sets forth certain information as of the date hereof with respect to all of the Directors of the Company, including its three (3) nominees for election to the Company's Board of Directors at the 2005 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2005 Annual Meeting.

      The following table sets forth the names, ages and positions of our executive officers and directors as of October 14, 2005. Under our bylaws, each director holds office until the election and qualification of his or her successor or until their earlier resignation or removal.

Name                     Age    Position
----                     ---    --------

Patrick D. Matthews      47     Chairman, Chief Executive Officer and President
Amanda Sinclair          24     Director, Executive Vice President, Secretary
Michael Ellis            54     Director

PATRICK D. MATTHEWS (Nominee) has been Chairman, CEO, CFO and President since November 29, 2003. Mr. Matthews was the founder of Primary Business Systems LLC., and established the company in October 1999, which name has since been changed to PBS Holdings, Inc. as of 2005. From February 1997, Mr. Matthews was a Founder, Director, Vice President of Aerostaff Services Inc., a PEO. From March 1992 Mr. Matthews was a Director and Regional Vice President of BSI a Texas based PEO. From June 1990 Mr. Matthews was founder and Owner of Matthews Painting Co., a commercial and residential painting company. From March 1979 Mr. Matthews was Vice President with Piccadilly Cafeterias. Mr. Matthews is the father of Amanda Sinclair.

AMANDA SINCLAIR (Nominee) has been Director, Secretary and Vice President since November 29, 2003. Mrs. Sinclair was a Member, director of operations of the Company since January 2000. From 1998 Mrs. Matthews was employed by Lane Bryant as a sales associate. Mrs. Sinclair is currently enrolled in a business degree program at St. Phillips College. Amanda Sinclair is the daughter of Patrick D. Matthews.

MICHAEL ELLIS (Nominee) has been a Senior Systems Administrator at Trinity University since June 2001. Prior to his joining Trinity University, Mr. Ellis was a Vice President of Clear Blue Media, an internet advertising company. From 1991 through 200 Mr. Ellis was the President of Marketing, Inc. an advertising firm.

Compensation of Directors

      As all of our current directors are also employees of our company, we have not paid additional retainer or other compensation to the persons currently serving on our Board of Directors. The Board will determine the level of compensation to be paid to non- employee directors after the Annual Meeting. There are no understandings with the nominees for director as to the level of compensation.

Meetings and Committees of the Board of Directors

      During the fiscal year ended December 31, 2004, the Board of Directors met on one occasion and acted by unanimous written consent on no occasions. No member of the Board of Directors attended less than all of the aggregate number of the total number of meetings of the Board of Directors.

      The Board of Directors has not established any committees. All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors. All of the current members of the Board of Directors are members of the Matthews family. We have no independent directors as determined under the rules of any securities exchange such as the New York Stock Exchange or the rules of the NASDAQ Stock Market. Our Common Stock is not traded on any exchange or on the NASDAQ. We have determined that Mr. Ellis, if elected, would qualify as an independent director within the meaning of Rule 4200 (15) of the Nasdaq Stock Market Rules.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      The Board does not have a compensation committee. There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

      We do not have an Audit Committee of the Board. Because of our small size of operations and because we are not traded on an exchange or on the NASDAQ Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors' and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board.

      Our Board of Directors has determined that we do not have at least one member that qualifies as an audit committee financial expert pursuant to Item 401 of Regulation S-B.

Nominations to the Board of Directors

      We do not have a separate Nominating Committee of our Board of Directors. Given the small size of our operations, and our lack of financial resources, we have been unable to attract qualified persons to serve on our Board of Directors. As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board. The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

o Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.
o Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of PBS Holdings, Inc and should be willing and able to contribute positively to our decision-making process.
o Nominees should have a commitment to understand PBS Holdings, Inc and its industries and to regularly attend and participate in meetings of the Board and its committees.
o Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of PBS Holdings, Inc., which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
o Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees' ability to represent the interests of all of PBS Holdings' stockholders and to fulfill the responsibilities of a director.
o Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

      The re-nomination of existing directors are not viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors' performance on the Board and any committee thereof. The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources. The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Procedure to be followed by Security Holders in Submitting Director Candidate Recommendations

      Any security holder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 433 Kitty Hawk Drive, Suite 226, Universal City, Texas 74148, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 120 days prior to the anniversary date of the immediately preceding annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of PBS Holdings, Inc. if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

      Any shareholder who wishes to communicate with the Board of Directors should send a written letter to Chairman of the Board of Directors, at the Company's principal address. Letters may be directed to the Board as a whole or to individual members.

Certain Reports; Section 16 Compliance

      No person who, during the fiscal year ended December 31, 2004, was a Director, officer or beneficial owner of more than ten percent of our common stock (which is the only class of our securities registered under Section 12 of the Securities and Exchange Act of 1934) failed to file on a timely basis, reports required by Section 16 of the Securities and Exchange Act or during prior years.

Code of Ethics

      Our Board of Directors adopted a Code of Ethics as of March 1, 2004. Our Code of Ethics and Conduct covers all our employees and Directors, including our Chief Executive Officer and Chief Financial Officer. A copy of our Code of Ethics has previously been filed as an exhibit to our proxy statement for the 2004 Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"THE NOMINEES
                                  FOR DIRECTOR

                              FINANCIAL INFORMATION

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10KSB, AS AMENDED AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS.

      SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS TO THE FORM 10KSB. Each such request must set forth a good faith representation that as of September 29, 2005, the person making the request was the beneficial owner of Common Shares of the Company and entitled to vote at the 2005 Annual Meeting of Shareholders. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street NE, Washington, D.C. 20549, as well as the regional offices of the SEC located at 233 Broadway, New York, New York. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F. Street NE, Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov

                               III. OTHER BUSINESS

      As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      Proposals of Shareholders intended to be presented at the Company's 2006 Annual Meeting of Shareholders must be received by the Company on or prior to May 24, 2006 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 2006 Annual Meeting of Shareholders.


                                             By Order of the Board of Directors

                                             /s/ Amanda Sinclair

                                             Amanda Sinclair,
                                             Secretary
Dated: October 17, 2005

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                PBS HOLDING, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                November 7, 2005

                                      PROXY

      The undersigned hereby appoints Patrick Mathews and/or Amanda Sinclair and each of them, proxies, with full power of substitution to each, to vote all Common Shares of PBS Holding, Inc. owned by the undersigned at the Annual Meeting of Shareholders of PBS Holding, Inc. to be held on November 7, 2005 at 11:00 pm (Las Vegas, Nevada time) and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

      I.    ELECTION OF DIRECTORS

            FOR all nominees listed            WITHHOLD AUTHORITY
            below (except as marked            to vote for all nominees
            to the contrary below)  _____      listed below   ______

      (Instruction: Please check appropriate box above. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

            NOMINEES FOR DIRECTORS

    PATRICK MATTHEWS               AMANDA SINCLAIR           MICHAEL ELLIS

      AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about October 14, 2005 receipt of which is hereby acknowledged.

      Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

      Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and
(b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

      Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

      This proxy is solicited on behalf of the Board of Directors.

      Please sign and return the proxy in the enclosed envelope.



                        Dated:                        , 2005
                                ---------------------

                        -----------------------------------
                        Signature


                        -----------------------------------
                        Print Name

                        (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, executors, administrators, trustees, etc., should also so indicate when signing.)